Exhibit 99.3

  2  Cautionary Note Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation’s operations and policies, including, but not limited to, Independent Bank Corporation’s outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation’s plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as “will,” “may,” “should,” “believe,” “expect,” “forecast,” “anticipate,” “estimate,” “project,” “intend,” “likely,” “optimistic” and “plan,” and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation’s markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the “Risk Factors” section in Independent Bank Corporation’s 2015 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.

  3   Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.

  4   Financial Summary    3Q’16  2Q’16  1Q’16  4Q’15  3Q’15  Diluted EPS  $ 0.30  $ 0.30  $ 0.19  $ 0.25  $ 0.22  Income before taxes   $ 9,352  $ 9,049  $ 6,057  $ 8,251  $ 7,325  Net income  $ 6,373  $ 6,438  $ 4,100  $ 5,570  $ 5,047  Return on average assets  1.02%  1.06%  0.68%  0.93%  0.86%  Return on average equity  10.20%  10.66%  6.70%  8.80%  7.84%  Total assets (a)  $2,538,319  $2,452,696  $2,488,367  $2,409,066  $2,394,861  Total portfolio loans  $1,607,354  $1,582,122  $1,538,982  $1,515,050  $1,467,999  Total deposits  $2,206,960  $2,128,292  $2,154,706  $2,085,963  $2,060,962  Loans to deposits ratio  72.83%  74.34%  71.42%  72.63%  71.23%  Shareholders’ equity (a)  $ 250,902  $ 246,923  $ 240,792  $ 251,092  $ 252,980  Tangible BV per share (a)  $ 11.72  $ 11.49  $ 11.22  $ 11.18  $ 11.11  TCE to tangible assets (a)  9.81%  9.99%  9.60%  10.34%  10.48%  Note: Dollars in thousands, except per share data.  (a) 1Q’16 restated for adoption of ASU 2016-09 in 2Q’16.

  5  3Q 2016 Financial Highlights  Income StatementNet income of $6.4 million, or $0.30 per diluted share, representing increases of 26.3% and 36.4%, respectively over 3Q’15. Net interest income of $20.0 million, up $1.2 million, or 6.1%, from the year ago quarter.$0.2 million credit loan loss provision.Gains on mortgage loans of $3.6 million, up $1.7 million, or 96.2% from the year ago quarter.Recovery of previously recorded impairment charges on MSR’s of $0.6 million.Balance Sheet/CapitalTotal portfolio loans grew $25.2 million, or 6.3% annualized. Adjusting loan growth to remove impacts of 6/30/16 commercial customer overdraft of $6.7 million and 3Q’16 bulk mortgage loan purchase ($14.9 million balance at 9/30/16) results in net growth of $17.0 million, or 4.3% annualized. Deposits totaled $2.21 billion at 9/30/16 compared to $2.13 billion at 6/30/16 and $2.09 billion at 12/31/15.Repurchased 93,271 shares in 3Q 2016. TBV per share increased to $11.72 at 9/30/16 from $11.49 at 6/30/16.Paid an eight cent per share cash dividend on common stock on 8/15/16.

  6  Our Michigan Markets   Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.Significant market presence and opportunity to gain market share in attractive Michigan markets. Michigan’s unemployment rate was 4.6% in September 2016 (0.5% lower than one year ago and 0.4% below the September 2016 U.S. unemployment rate of 5.0%).Michigan payroll jobs totaled 4.329 million in September 2016 (92K higher than one year ago).S&P/Case-Shiller MI Detroit Home Price Index up 5.34% year over year (July 2016 vs. July 2015).

  7  Our Markets – Regional  Region  Cities  Branches  9/30/16 Loans(1)  % ofLoans(1)  9/30/16Deposits(3)  % of Deposits(3)  9/30/15 Loans(2)  9/30/15 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $ 318  22%  $ 735  35%  $ 312  $ 711  West  Grand Rapids / Ionia  22  547  38%  689  33%  492  639  Central  Lansing  11  207  15%  328  15%  181  303  Southeast  Troy  7  354  25%  369  17%  328  323  Total    63  $1,426  100%  $2,121  100%  $1,313  $1,976  Note: Dollars are in millions.Loans exclude those related to resort lending ($107 million), payment plan receivables ($31 million) and purchased mortgage loans ($43 million).Loans exclude those related to resort lending ($118 million) and payment plan receivables ($37 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.

  8  Low Cost Deposit Franchise Focused on Core Deposit Growth  Deposit Highlights$2.21 billion in total deposits at 9/30/16.Substantially all core funding.$1.74 billion of transaction accounts (79.0% of total deposits).Total deposits increased $146.0 million, or 7.1% since 9/30/15.Average deposits per branch of $35.0 million at 9/30/16 vs. $20.2 million at 12/31/11 (an increase of 73.3%).2016 focus:Commercial – small to middle market business and public funds.Treasury management services.Retail – checking accounts and debit card services. Introduced new retail checking line up and direct mail program in October 2015.Converted debit card base to chip-enabled cards in 1Q’16.  Deposit Composition – 9/30/16  Cost of Deposits (%)/Total Deposits (billions)

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – 9/30/16



Held for Sale 2%
Payment Plan Receivables 2%
Commercial 48%
Installment 16%
Mortgage 32%

Yield on Loans (%)/Total Portfolio Loans (billions)



5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
4.30%
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
5.00%
4.89%
4.90%
4.83%
4.82%
4.81%
4.64%
4.59%
$1.41
$1.42
$1.45
$1.47
$1.52
$1.54
$1.58
$1.61
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Total Portfolio Loans
Yield on Loans

Lending Highlights

- Ten consecutive quarters of net loan growth.
- $1.65 billion in total loans at 9/30/16 (including $38.0 million of loans held for sale).
- 3Q 2016 lending results include:
  - Adjusted commercial loans relatively flat ($785.0 million at 9/30/16 vs. $785.3 million at 6/30/16). Based on pipeline, expect significant growth in 4Q'16.
  - Consumer installment loan growth of $12.5 million, or 19.5% annualized.
  - Residential mortgage loan originations of $123.1 million and loan sales of $89.3 million (net gains of $3.6 million).
- 2016 focus:
  - Commercial – businesses with $1 million to $50 million in annual sales.
  - Consumer – through branch network, internet and indirect channels.
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities. Also will consider select bulk loan purchases within Michigan.

9

Strong Capital Position

Focused on Shareholder Return

ROA, ROE and TCE Ratio



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.48%
10.34%
9.60%
9.99%
9.81%
7.24%
7.89%
8.05%
8.50%
9.09%
0.80%
0.86%
0.86%
0.88%
0.92%
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
ROA
ROE
TCE Ratio

Note: ROA and ROE represent a four quarter rolling average.

Highlights

- Prudent capital management. Target TCE ratio – 9.50% to 10.50% near-term and 8.50% to 9.50% longer-term. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchases.
- 2016 share repurchase plan approved for up to 5% of outstanding common shares, plus an additional $5.0 million. 1.15 million shares repurchased through 10/26/16. Approximately $4.4 million remaining under the 2016 plan. **2.12 million shares have been repurchased since the start of 2015.**
- Bank retained earnings returned to a positive figure ($8.7 million) at 9/30/16 permitting resumption of quarterly dividends to parent company ($5.0 million dividend paid in October).
- Quarterly cash dividend rate increased by 25% to ten cents per share effective 11/15/16.
- Goals of 1% ROA or better and 10% ROE or better.

10

 11  Net Interest Margin/Income  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment.Net interest income increased in 3Q’16 vs. 2Q’16 due primarily to average interest-earning assets growth of $36.1 million that was partially offset by a one basis point decline in the net interest margin.Absolute low interest rate environment continues to place some pressure on the net interest margin. 2016 goal is to grow net interest income by 5% to 6% as NIM compression abates and average loans increase. For the 9ME 9/30/16, net interest income has increased $3.8 million, or 6.8%.  Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)

 12  Net Interest Income and Net Interest Margin Details  Summary3Q’16 net interest income of $19.998 million, up $368K from 2Q’16. The linked quarter increase was due to a $389K increase in interest income and fees on loans and an $89K increase in interest income on securities and investments. This was partially offset by a $110K increase in interest expense on deposits and borrowings. The increase in interest income and fees on loans was partially offset by a decline in interest recoveries (net) on previously charged-off or non-accrual loans of $57K. The tax equivalent net interest margin (NIM) decreased 1 bps (3.51% vs. 3.52%) due to a 1 bps increase in the cost of funds (interest expense as a percentage of average interest-earning assets). Average yield on new commercial loans was 4.84% on fixed rate (39% of production) and 3.70% on variable rate (61% of production); average yield on new retail loans (mortgage and consumer installment) was 3.84%.Loan Portfolio DetailsCommercial loans: Interest income increased $178K due to: (i) one more day in the quarter [$97K impact]; (ii) a 1 bps increase in the average yield (4.55% vs. 4.54%); and (iii) a $4.5 million increase in average balance . Interest recoveries (net) decreased by $37K. Mortgage loans (includes loans held for sale): Interest income increased $46K due to a $15.3 million increase in average balance that was partially offset by an 8 bps decrease in the average yield (4.14% vs. 4.22%) . Interest recoveries (net) decreased by $24K.Consumer installment loans: Interest income increased $216K due to a $21.0 million increase in average balance and one more day in the quarter [$34K impact] that were partially offset by a 10 bps decrease in the average yield (4.78% vs. 4.68%) . Interest recoveries (net) increased by $3K.Payment plan receivables: Interest income decreased $51K due to a $1.1 million decrease in the average balance and a 19 bps decrease in the average yield (12.66% vs. 12.85%). Other FactorsSecurities and investments: Interest income increased $89K due to an 8 bps increase in the average TE yield (1.96% vs. 1.88%) that was partially offset by a $3.5 million decrease in average balance. Deposits and borrowings: Interest expense increased $110K due to one more day in the quarter [$19K impact] and a 2 bps increase in the average cost of interest-bearing liabilities (0.46% vs. 0.44%) that were partially offset by a $6.4 million decrease in the average balance of interest-bearing liabilities.    Analysis of Linked Quarter Increase

 13  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $11.7 million in 3Q’16.3Q’16 total non-interest income represents approximately 36.9% of total revenue (net interest income and non-interest income).3Q’16 interchange revenue down $0.2 million, or 10.4%, compared to 3Q’15. Although transaction volume increased 1.8% year-over-year, interchange revenue per transaction declined by 5.3%. Also, accruing no volume incentive under our debit card brand agreement in 2016 ($0.2 million 3Q’16 impact and $0.5 million YTD’16 impact). Converted debit card base to chip enabled cards in 1Q’16.3Q’16 gains on mortgage loans totaled $3.6 million, up $1.7 million, or 96.2%, from 3Q’15.3Q’16 mortgage loan servicing includes a $0.62 million recovery of previously recorded impairment charges on MSRs, that was partially offset by a $0.10 million increase in amortization of MSRs (net impact of $0.016 per diluted share, after tax).   2016 YTD Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

 14  Non-interest Expense  HighlightsQ3’16 non-interest expenses totaled $22.5 million (an increase from 2Q’16 and from Q3’15).Q3’16 compensation and benefits increased by $1.0 million over Q3’15 due primarily to higher incentive compensation, medical insurance and employee education (primarily increased sales training) costs.Efficiency ratio: 2016 YTD 73.5%*; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%). [*72.3% excluding impact of $1.48 million MSR impairment charge in 9ME 9/30/16).Original target for 2016 is total non-interest expenses at $21 million to $22 million per quarter (with an average at $21.6 million) – representing a 2.3% reduction over 2015 actual. Expected 4Q’16 changes: No loss on other real estate [$0.26 million reduction]; reduction in costs related to unfunded lending commitments [$0.05 million reduction]; and reduction in compensation and employee benefits [$0.30 million estimated reduction].  Non-interest Expense ($ in Millions)

 15  Investment Securities Portfolio  HighlightsHigh quality, liquid, diverse portfolio with short duration.66% of the portfolio is AAA rated (or backed by the U.S. Government).2.1 year estimated average duration with a weighted average yield of 2.18% (with TE gross up).Approximately 30% of the portfolio is variable rate.Fair value of $610.3 million(1) at 9/30/16.Net unrealized gain of $4.3 million at 9/30/16.Executed agreement with PIMCO to manage $150 million of the portfolio.  (1) Includes investments in bank CD’s of $7.2 million but excludes trading securities of $0.2 million.  Investment Portfolio by Type (9/30/16)  Investment Portfolio by Rating (9/30/16)

 16  Credit Quality Summary  Note: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 17  Credit Cost Summary  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs  Allowance for Loan Losses

 189  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

Troubled Debt Restructurings (TDRs)

90% of TDRs are Current

TDRs ($ in Millions)


$160
$140
$120
$100
$80
$60
$40
$20
$0
95%
90%
85%
80%
75%
70%
65%
$138
$145
$144
$124
$110
$97
$88
$87
$85
$81
78%
77%
84%
89%
91%
92%
89%
90%
91%
90%
2010
2011
2012
2013
2014
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance.
- The specific reserves allocated to TDRs totaled $10.1 million at 9/30/16.
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.
- 89.7% of TDRs are current as of 9/30/16.
- **Commercial TDR Statistics:**
  - 61 loans with $15.0 million book balance.
  - 84.3% performing.
  - WAR of 5.7% (accruing loans).
  - Well seasoned portfolio; over 75% of accruing loans are not only performing but have been for over a year since modification.
- **Retail TDR Statistics:**
  - 715 loans with $65.7 million book balance.
  - 94.8% performing.
  - WAR of 4.7% (accruing loans).
  - Well seasoned portfolio; over 99% of accruing loans are not only performing but have been for over a year since modification.

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 20  2016 Management Outlook  Category  Outlook  Lending  Continued growthGoal of high single digit % overall loan growth in 2016, primarily supported by increases in commercial loans, consumer loans and mortgage loans with payment plan receivables relatively stable. Expect much of this growth to occur in the last three quarters of 2016. This growth forecast also assumes a stable Michigan economy. 3Q’16: $1.607 billion of total portfolio loans at 9/30/16, annualized growth rate of 8.1%*. On track. [*Adjusted to 6.8%, excluding 3Q’16 bulk mortgage loan purchase.]  Net Interest Income  Accelerating growth over 2015Goal of mid-single digit % increase in net interest income over 2015. Pressure on the net interest margin has largely abated. Growth in net interest income in 2016 vs. 2015 due primarily to growth in loans as described above and somewhat higher short-term interest rates. Forecast assumes two 0.25% increases in the federal funds rate (one in mid 2Q’16 and one in early 4Q’16) and long-term rates up slightly over year end 2015 levels. 3Q’16: Actual YTD net interest income of $59.4 million vs. $55.6 million in 2015, growth of 6.8%. On track.  Provision for Loan Losses  Steady to slightly improving asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance. The allowance as a percentage of total loans was at 1.49% at 12/31/15. Any credit provision in 2016 would largely be a function of recoveries of previously charged-off loans, pay-downs in the TDR portfolio (permitting the release of specific reserves) and low levels of new loan defaults. 3Q’16: Actual credit provision of $1.4 million with net recoveries of $0.9 million. Asset quality trends continue to be stable to slightly improving.  Non-interest Income  Forecasted quarterly range of $9.5 million to $10 million with total for the year similar to 2015Expect mortgage-banking revenues and mortgage lending volumes in 2016 to be slightly lower than 2015. Expect higher service charges on deposits (new account acquisition program) and comparable interchange income in 2016 vs. 2015. 3Q’16: Actual YTD non-interest income of $29.1 million ($11.7 million in 3Q’16) vs. $30.1 million in 2015 ($10.1 million in 3Q’15). First nine months of 2016 and 2015 include impairment charges on MSRs of $1.48 million and $0.35 million, respectively. 3Q and YTD 2015 include $1.2 million net gain on branch sale. Overall full-year 2016 non-interest income expected to have four quarter average within forecasted range.  Non-interest Expense  Forecasted quarterly range of $21 to $22 million with full-year low-single digit % decline vs. 2015The expected decline in non-interest expenses compared to 2015 is primarily concentrated in occupancy and equipment, data processing and loan and collection costs. 3Q’16: Actual YTD non-interest expense of $65.5 million ($22.5 million in 3Q’16) vs. $65.6 million in 2015 ($21.9 million in 3Q’15). Expect to be within the original forecasted quarterly range for the last quarter of 2016.   Income TaxesDiluted share count  Approximately 32% in 2016. 3Q’16: Actual effective income tax rate of 31.9% for the quarter. YTD actual effective income tax rate of 30.9% that adjusts to 32.0% when eliminating impact of ASU 2016-09.For last quarter of 2016: Approximately 21.5 million shares based on September 30, 2016 figures.

INDEPENDENT BANK

Strategic Initiatives

- Balance Sheet
  - Generate quality loan growth with continued focus on commercial and consumer installment lending as well as salable and portfolio mortgage loans. May consider augmenting loan growth with selective in-market whole loan purchases, depending on rate of acceleration of portfolio mortgage loan growth.
  - Remain asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
- Income Statement
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Continued selective reductions in certain non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing). However, now expect growth in compensation and employee benefits expense and in occupancy expense as mortgage-banking operations are expanded.
  - Improved efficiency ratio: Low 70% range near-term and mid 60% range longer-term. Achieve improvements through combination of revenue growth and expense reductions.
- Enterprise Risk Management
  - Continued asset quality improvements.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.

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22  Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP